SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  APTIMUS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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

                                  APTIMUS, INC.
                       95 South Jackson Street, Suite 300
                            Seattle, Washington 98104

      Telephone: (206) 441-9100               Facsimile: (206) 441-9661

                                                                     May 8, 2001

Dear Shareholder:

      On behalf of Aptimus, Inc. (the "Company"), I cordially invite you to attend the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2:00 p.m. on Tuesday, June 12, 2001 at the Company's offices, 657 Mission Street, Suite 200, San Francisco, California 94105.

      At the Annual Meeting, the shareholders will be asked to:

      1. elect five directors to the Company's Board of Directors (the "Board"); and

      2.    approve the Company's 2001 Stock Plan.

      More information regarding the business to be conducted at the Annual Meeting is included in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The Board unanimously recommends that shareholders vote "FOR" these two proposals.

      Your vote is very important. Whether or not you plan to attend the Annual Meeting, we hope that you will have your shares represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

      On behalf of the Board, I would like to express our appreciation for your support of the Company. We look forward to seeing you at the meeting.

                                 Sincerely,


                                 /s/ Timothy C. Choate

                                 Timothy C. Choate
                                 Chairman, President and Chief Executive Officer

                                  APTIMUS, INC.
                       95 South Jackson Street, Suite 300
                            Seattle, Washington 98104

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, JUNE 12, 2001

                                   ----------

To The Shareholders of Aptimus, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Aptimus, Inc., a Washington corporation (the "Company"), will be held on Tuesday, June 12, 2001 at 2:00 p.m. local time, at the Company's offices located at 657 Mission Street, Suite 200, San Francisco, California 94105 for the following purposes, which are more fully described in the accompanying Proxy Statement:

      1. To elect five directors to the Company's Board of Directors to serve until the 2002 Annual Meeting of Shareholders or until their earlier retirement, resignation or removal, or the election of their successors;

      2.    To approve the Company's 2001 Stock Plan; and

      3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      Only holders of record of the Company's common stock at the close of business on April 13, 2001 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. A list of shareholders as of that date will be available at the meeting and for ten (10) days prior to the meeting at the Company's principal executive offices located at 95 South Jackson Street, Suite 300, Seattle, Washington 98104.

                                 By Order of the Board of Directors


                                 /s/ Timothy C. Choate

                                 Timothy C. Choate
                                 Chairman, President and Chief Executive Officer

Seattle, Washington
May 8, 2001

                             Your vote is important!

All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, we urge you to complete, sign, date and return the enclosed proxy as promptly as possible to ensure your representation at the meeting. A postage-prepaid envelope is also enclosed for that purpose. Sending in your proxy will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

The proxy statement that accompanies this Notice of Annual Meeting of Shareholders contains material information regarding the matters to be considered at the Annual Meeting, and should be read in conjunction with this Notice.

                                  APTIMUS, INC.
                       95 South Jackson Street, Suite 300
                            Seattle, Washington 98104

                                   ----------

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, JUNE 12, 2001

                                   ----------

                ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

General

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Aptimus, Inc., a Washington corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2:00 p.m. local time on Tuesday, June 12, 2001 at the Company's offices located at 657 Mission Street, Suite 200, San Francisco, California 94105 and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, a proxy card and the Annual Report of the Company, which includes financial statements for its fiscal year ended December 31, 2000, are being sent to all shareholders of record as of the close of business on April 13, 2001, on or about May 16, 2001. Although the Annual Report and this Proxy Statement are being mailed together, the Annual Report is not part of this Proxy Statement.

Quorum and Voting Rights

      At the close of business on April 13, 2001, there were 15,319,411 shares of common stock, no par value (the "Common Stock"), of the Company issued and outstanding. As there are no other classes of voting stock of the Company issued and outstanding. Only holders of record of the shares of Common Stock outstanding at such time will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. The presence at the meeting of at least a majority of such shares, either in person or by proxy, shall constitute a quorum for the transaction of business. Broker non-votes and shares held by persons abstaining will be counted in determining whether a quorum is present. Proxies are solicited to give all shareholders who are entitled to vote on the matters that come before the meeting the opportunity to do so, whether or not they choose to attend the meeting in person. If a quorum is not present or represented at the Annual Meeting, the shareholders present at the Annual Meeting or represented by proxy have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented. At any such adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

      If you are a shareholder of record, you may vote by using the proxy card enclosed with this Proxy Statement. When your proxy card is returned properly signed, the shares represented will be voted according to your directions. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. The proposals are identified by number and a general description on the proxy card. Please review the voting instructions on the proxy card and read the text of the proposals and the position of the Board in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendations of the Board on that proposal. For the reasons stated in more detail later in the Proxy Statement, the Board recommends a vote (i) "FOR" the individuals nominated to serve as directors; and
(ii) "FOR" approval of the Company's 2001 Stock Plan.

      It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If any other matters are properly presented for action, however, the proxies named on the proxy card will be authorized by your proxy to vote on those other matters in their discretion.

      On each matter properly brought before the meeting, shareholders of record will be entitled to one vote for each share of Common Stock held. Shareholders do not have the right to cumulate their votes in the election of directors. Under Washington law and the Company's Second Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, if a quorum exists at the meeting: (i) the nominees for directors who receive the greatest number of votes cast in the election of directors will be elected; and (ii) the proposal to approve the Company's 2001 Stock Plan will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it.

      Shareholders may abstain from voting for the nominees for director and in an uncontested election of directors, any action other than a vote for a nominee will have no effect, assuming the presence of a quorum. Abstention from voting on the proposal to approve the 2001 Stock Plan will have no effect, as approval of this proposal is based solely on the number of votes actually cast.

      Brokerage firms and other intermediaries holding shares of Common Stock in street names for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, brokerage firms and other intermediaries will generally have discretion to vote their customers' shares in the election of directors. The failure of a brokerage firm or other intermediary to vote its customers' shares on the proposal for the election of directors will have no effect on any proposal as approval of each proposal is based solely on the number of votes actually cast. Brokerage firms and other intermediaries do not have discretion to vote their customers' shares on the proposal to approve the Company's 2001 Stock Plan. Such "broker non-votes" will not be counted as votes cast against approval of the foregoing proposal, however, and will have no effect on the proposal as approval is based solely on the number of votes actually cast.

Revocability of Proxies

      If you execute a proxy, you may revoke it by taking one of the following three actions: (i) by giving written notice of the revocation to the Secretary of the Company at its principal executive offices prior to the commencement of shareholder voting at the Annual Meeting on Tuesday, June 12, 2001; (ii) by executing a proxy with a later date and delivering it to the Secretary of the Company at its principal executive offices prior to the commencement of shareholder voting at the Annual Meeting on Tuesday, June 12, 2001; or (iii) by personally attending and voting at the meeting.

Solicitation Of Proxies

      The Company will bear the expense of preparing, printing and distributing proxy materials to its shareholders. The Company has incurred minimal costs related to this proxy solicitation to date, but anticipates it will incur approximately $15,000 to $20,000 in the future related to the proxy preparation, distribution and collection process. In addition to solicitations by mail, a number of regular employees of the Company may solicit proxies on behalf of the Board in person or by telephone. The Company will reimburse brokerage firms and other intermediaries for their expenses in forwarding proxy materials to beneficial owners of the Common Stock.

Shareholder Proposals for 2002 Annual Meeting

      Proposals of eligible shareholders of the Company that are intended to be presented by such shareholders at the Company's 2002 Annual Meeting of Shareholders (the "2002 Annual Meeting") and that shareholders desire to have included in the Company's proxy materials relating to such meeting must be received by the Secretary of the Company, at the Company's principal executive officers, no later than January 17, 2002 which is 120 calendar days prior to the anniversary of this year's mail date, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

      To qualify as an "eligible" shareholder, a shareholder must have been a record or beneficial owner of at least one percent (1%) of the Company's outstanding Common Stock, or shares of Common Stock having a market value of at least $2,000, for a period of at least one (1) year prior to submitting the proposal, and the shareholder must continue to hold the shares through the date on which the meeting is held.

      Securities and Exchange Commission (the "SEC") rules establish a deadline for submission of shareholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2002 Annual Meeting is April 2, 2002 (45 calendar days prior to the anniversary for the mailing date of this proxy statement). If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the 2002 Annual Meeting.

      The Company has not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      The directors to be elected at the Annual Meeting will serve on the Board until the 2002 Annual Meeting of Shareholders or until their earlier retirement, resignation or removal. Timothy C. Choate, John P. Ballantine, William J. Lansing, John B. Balousek, and William H. Fritsch who constitute five of the six current directors of the Company, have all been nominated by the Board for election at the Annual Meeting. The accompanying proxy will be voted for these nominees, except where you indicate otherwise or authority to so vote is withheld. Should any of these individuals be unable to serve, the proxy will be voted for such person(s) as is designated by the Board.

Nominees for Director

Timothy C. Choate                                                         Age 35

      Timothy C. Choate has served as Chairman, President and Chief Executive Officer since March 1998. Prior to March 1998, Mr. Choate served as a Vice President of Micro Warehouse from July 1997 to March 1998. In 1994, Mr. Choate co-founded Online Interactive, Inc., the former parent company of the Company, and served as its Chairman, President and Chief Executive Officer until June 1997. Prior to 1994, Mr. Choate also served as President of Softdisk Publishing LLC, a software publishing company, and the Senior Marketing Manager of Prodigy, an Internet access and content provider. Mr. Choate currently serves as a director of Digital River, Inc., a provider of eCommerce outsourcing solutions, and Laplink, Inc., a software publishing company. Mr. Choate earned a Bachelor of Science in economics, with a concentration in marketing and entrepreneurial management, from the Wharton School of Business at the University of Pennsylvania.

John P. Ballantine                                                        Age 37

      John P. Ballantine has served as a director since July 1997. From March 1999 to January 2001, Mr. Ballantine served as Chairman and Chief Executive Officer of iStart Ventures LLC, a developer of early-stage e-commerce concepts. From July 1997 to March 1998, Mr. Ballantine served as a Vice President of Micro Warehouse, Inc. In 1994, Mr. Ballantine co-founded Online Interactive and served as its Executive Vice President and later as President and Chief Executive Officer. From February 1993 to June 1994, Mr. Ballantine served as Vice President of Softdisk Publishing, where he managed online shopping applications with America Online, CompuServe, Prodigy and GEnie. From March 1989 to February 1993, Mr. Ballantine served as Vice President of Sales for DataEnvelope, a full-service software marketing and distribution company. Mr. Ballantine holds a Bachelor of Science degree in Finance from the San Diego State University School of Business.

John P. Balousek                                                          Age 55

      John B. Balousek has served as a director since February 1999. In 1998 Mr. Balousek co-founded PhotoAlley.com, an online retailer of photographic equipment, supplies and services. From 1979 to 1997, Mr. Balousek served in various positions, including President and Chief Operating Officer and Director of Foote, Cone & Belding Communications, Inc., a global advertising and communications company. In 1996, Mr. Balousek served as Chairman and Chief Executive Officer of True North Technologies, a digital and interactive service of True North Communications, Foote, Cone & Belding's parent company. Mr. Balousek currently serves as a director for Geoworks Corporation, a provider of end-to-end solutions for the wireless communications market; Emcirq Corporation, a privately held company focusing on electronic data marketing; and EDB Holdings, Inc., a superoptical retailing company. Mr. Balousek also serves as a director for Micron Electronics and Magnifi.com. Mr. Balousek holds a Bachelor of Arts degree in Journalism from Creighton University and a graduate degree from Northwestern University.

William J. Lansing                                                        Age 42

      William J. Lansing served as a director from January 1999 through March 2000 and rejoined the board in November 2000. From March 2000 to the present, Mr. Lansing has served as Chief Executive Officer of NBC Internet, Inc. ("NBCi"). From May 1998 to May 1999, Mr. Lansing served as President of Fingerhut Companies, Inc. From November 1996 to May 1998, Mr. Lansing served as a Vice President for Business Development of

General Electric Corp. From January 1996 to October 1996, Mr. Lansing served as Chief Operating Officer of Prodigy. From 1986 to 1996, Mr. Lansing was a principal at McKinsey & Co., a management consulting company. Mr. Lansing also serves as a director of Digital River, Inc., an electronic commerce solutions provider, and Net Perceptions, Inc., a developer of Internet marketing solutions. Mr. Lansing holds a Bachelor of Arts degree in English from Wesleyan University and a Juris Doctorate degree from Georgetown University.

William H. Fritsch                                                        Age 49

      William H. Fritsch has served as a director since April 2001 and as Chief Operating Officer since May 2000. Prior to May 2000, Mr. Fritsch served as the Company's Executive Vice President, Marketing, from October 1998 to April 2000. In 1988, Mr. Fritsch co-founded CF2GS, a Seattle-based direct marketing agency, and served as its President until March 1998. Prior to 1988, Mr. Fritsch also served as the Vice President for Sharp Hartwig Advertising, the Director of Marketing Services at Walt Disney Productions, Marketing Coordinator for The Smithers Company and an auditor for Ernst & Ernst. In 1995, Mr. Fritsch was named "Agency Person of the Year" by Media Inc. and the American Marketing Association. Mr. Fritsch graduated cum laude from the University of Akron in Ohio with a Bachelor of Science degree in accounting.

      The Board unanimously recommends a vote "FOR" all the nominees named in Proposal 1.

                               BOARD OF DIRECTORS

      The business of the Company is managed under the direction of the Board. The Company has determined that the Board shall be composed of six directors. Each director is elected for a period of one (1) year at the annual meeting of shareholders and serves until the next annual meeting or until his or her earlier retirement, resignation or removal. Proxies may not be voted for a greater number of persons than the number of nominees named. The Board has responsibility for establishing broad corporate policies and for the overall performance of the Company. It is not, however, involved in operating details on a day-to-day basis.

      During the fiscal year ended December 31, 2000, the Board consisted of the following individuals: Timothy C. Choate, John P. Ballantine, John B. Balousek, William J. Lansing and Kirk M. Loevner. William H. Fritsch was appointed to a vacant seat on the Board in April 2001. Mr. Loevner declined to be nominated to serve on the Board for the upcoming year for personal reasons, which results in a vacancy on the Board. The Company intends to appoint an individual to fill such vacancy after it identifies a suitable candidate.

      In order for a shareholder to nominate one or more candidates for election as directors at an annual meeting of shareholders, the shareholder must give timely notice of the proposal to nominate such candidate(s) in writing to the Secretary of the Company not less than 90 days prior to the first anniversary of the date that the Company's annual meeting was held.

Meetings of the Board

      The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between regularly scheduled meetings. The Board met 17 times during the Company's fiscal year ended December 31, 2000, including action taken by unanimous written consent on four (4) occasions. No incumbent member attended fewer than 94% of the total number of meetings (including consents) of the Board and of any Board committees of which he was a member during that fiscal year.

Compensation of Directors

      Directors of the Company do not receive cash compensation for their services as directors or members of committees of the Board, but are reimbursed for their reasonable expenses incurred in attending Board or Committee meetings.

      The Company's 1997 Stock Plan, as amended (the "Option Plan"), permits the grant of options for the purchase of shares of Common Stock to directors of the Company. No such grants of options were made to directors of the Company during the fiscal year ended December 31, 2000.

Committees of the Board

      Committees of the Board consist of an Audit Committee and a Compensation Committee. The Audit Committee, which is currently composed of Messrs. Ballantine, Balousek and Loevner, met three (3) times during the fiscal year ended December 31, 2000. Because Mr. Loevner has declined to be nominated to serve on the Board for the upcoming year, a vacancy exists on the Audit Committee. Following the Annual Meeting, Mr. Lansing will be appointed by the Board to serve on the Audit Committee in order to fill such vacancy.

      The Compensation Committee, which was composed of Messrs. Ballantine, Balousek and Loevner, did not meet during the fiscal year ended December 31, 2000. As a result, the Board performed the duties otherwise performed by the Compensation Committee during the fiscal year ended December 31, 2000.

Report of the Audit Committee

      The Audit Committee of the Board (the "Audit Committee") assists the Board in executing its responsibilities. The Audit Committee is responsible for, among other things, monitoring the integrity and adequacy of the Company's financial information, control systems, and reporting practices, and for recommending to the Board for ratification by the shareholders of the Audit Committee's selection of independent auditors for the Company.

      The Audit Committee is composed of three (3) non-employee members, each of whom is independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Company's independent accountants, PriceWaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. A copy of the Audit Committee Charter, which was first adopted by the Board on August 23, 2000, is attached to this Proxy Statement as Annex A.

      The Audit Committee has reviewed and discussed the audited financial statements with the Company's management. The Audit Committee has discussed with PriceWaterhouseCoopers LLP certain matters required under Statement on Auditing Standard No. 61 and has received written disclosures and the letter required by Independent Standards Board Standard No. 1 from the outside auditors and has discussed with them their independence.

      Audit Fees: The aggregate fees billed by PriceWaterhouseCoopers LLP for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2000, and for review of the financial statements included in each of the Company's Form 10-Q are $149,796.

      Financial Information Systems Designs and Implementation Fees:
PriceWaterhouseCoopers LLP did not bill for any professional services for financial information systems design or implementation as described in Paragraph
(c)(4)(ii) or Rule 2-01 of Regulation S-X for the fiscal year ended December 31, 2000.

      All Other Fees: Aggregate fees billed for all other services rendered by PriceWaterhouseCoopers LLP, other than the services covered in the two previous paragraphs, for the fiscal year ended December 31, 2000 are $112,083.

      The Audit Committee has considered whether the services provided by PriceWaterhouseCoopers LLP are compatible with maintaining the independence of PriceWaterhouseCoopers LLP and has concluded that the independence of PriceWaterhouseCoopers LLP is maintained and is not compromised by the services provided.

      Based on the review and discussion referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the SEC.

Respectfully submitted,                 Audit Committee

                                        John P. Ballantine
May 8, 2001                             John P. Balousek
                                        Kirk M. Loevner

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

Ownership Information

      The following table sets forth certain information known to the Company with respect to the beneficial ownership of its Common Stock as of April 13, 2001, by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, (ii) each director of the Company, (iii) each of the Company's four most highly compensated executive officers, and (iv) all directors and officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Directors, Named Executive Officers           Number of Shares     % of Total Shares
and 5% Shareholders(1)                      Beneficially Owned(2)       Owned(3)
-----------------------------------         ---------------------  ---------------
Fingerhut Companies, Inc. .................        5,131,255            33.40%
  4400 Baker Road
  Minnetonka, MN 55343(4)
Timothy C. Choate(5) ......................        1,845,121            12.01%
John P. Ballantine(6) .....................        1,657,739            10.78%
Kirk M. Loevner(7) ........................           89,171                *
John B. Balousek(8) .......................           56,000                *
William J. Lansing ........................               --                *
John A. Wade(9) ...........................           90,400                *
William H. Fritsch(10) ....................           85,967                *
Lisa C. Wolff (11) ........................           61,101                *
David H. Davis(12) ........................            7,340                *
All directors and executive officers ......        3,636,698            24.63%
  as a group (11 persons)(13)

----------
* Represents beneficial ownership of less than one percent (1%) of the Common Stock.
(1) Unless otherwise indicated, the address of each beneficial owner is that of the Company.
(2) Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common Stock subject to options currently exercisable, or exercisable within 60 days after April 13, 2001, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership for any other person. Applicable percentage ownership based on aggregate Common Stock outstanding as of April 13, 2001, together with the applicable options of such shareholder.
(3) Based upon an aggregate of 15,361,482 shares of the Company's Common Stock issued and outstanding as of April 13, 2001.
(4) Federated Department Stores, Inc. may be deemed to control Fingerhut by virtue of its ownership of 100% of Fingerhut's capital stock and its corresponding right to elect Fingerhut's directors, and, therefore, the Company's Common Stock owned by Fingerhut may also be deemed to be beneficially owned by Federated.
(5) Represents 1,742,097 shares held by Mr. Choate directly, 101,024 shares held by trusts established for Mr. Choate's children, and 2,000 shares that Mr. Choate has a right to acquire pursuant to options exercisable within 60 days of April 13, 2001.
(6) Represents 1,641,739 shares held by Mr. Ballantine directly and 16,000 shares that Mr. Ballantine has a right to acquire pursuant to options exercisable within 60 days of April 13, 2001.
(7) Represents 73,171 shares held by Kirk M. Loevner Trust w/d/t dated 8/5/96 directly and 16,000 shares that Mr. Loevner has a right to acquire pursuant to options exercisable within 60 days of April 13, 2001.
(8) Represents 12,000 shares held by Mr. Balousek directly, 30,000 shares held by the Balousek Family Limited Partnership, 10,000 shares held by the Balousek 1994 Irrevocable Trust, and 4,000 shares that Mr. Balousek has a right to acquire pursuant to options exercisable within 60 days of April 13, 2001.
(9) Represents 10,000 shares held by Mr. Wade directly and 80,400 shares that Mr. Wade has a right to acquire pursuant to options exercisable within 60 days of April 13, 2001.

(10) Represents 16,667 shares held by Mr. Fritsch directly and 69,300 shares that Mr. Fritsch has a right to acquire pursuant to options exercisable within 60 days of April 13, 2001.
(11) Represents 54,868 shares held by Ms. Wolff directly and 6,233 shares that Ms. Wolff has a right to acquire pursuant to options exercisable within 60 days of April 13, 2001. Ms. Wolff ceased to be employed as Vice President, Business Development, on February 20, 2001.
(12) Represents 7,340 shares that Mr. Davis has a right to acquire pursuant to options exercisable within 60 days of April 13, 2001.
(13) Represents 3,636,698 shares held by all the current directors and executive officers and 195,040 shares current directors and executive officers have a right to acquire pursuant to options exercisable within 60 days of April 13, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, file initial reports of ownership and reports of changes of ownership with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

      Based solely on its review of the copies of such reports received by the Company, and on written representations by the Company's officers and directors regarding their compliance with the applicable reporting requirements under
Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 2000 all of the Company's officers and directors, and all of the persons known to the Company to own more than ten percent (10%) of the Common Stock, complied with all such reporting requirements.

Compensation Committee Interlocks and Insider Participation

      The Company's Compensation Committee is currently composed Messrs. Ballantine, Balousek and Loevner. No member of the Compensation Committee is an officer or employee of the Company. The Compensation Committee, however, did not meet during the fiscal year ended December 31, 2000, and the Board performed the duties otherwise performed by the Compensation Committee. Timothy C. Choate, the Company's Chief Executive Officer and President, and William H. Fritsch, the Company's Chief Operating Officer, participate, during the fiscal year ended December 31, 2000, in all deliberations of the Board regarding executive officer compensation, except that Mr. Fritsch recused himself from such discussions in connection with his compensation.

      No executive officer of the Company serves as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board or Compensation Committee. In addition, no interlocking relationship exists between any member of the Company's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

Transactions with Directors and Officers

      The Company has entered into indemnification agreements with each of its directors and officers containing provisions that may require it, among other things, to indemnify its directors and officers against liabilities that may arise by reason of their status or service as directors and officers, other than liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Transactions with Fingerhut

      Fingerhut is the Company's largest shareholder. On December 10, 1998, the Company issued 1,619,387 shares of its Common Stock to Fingerhut for $4.0 million, or $2.47 per share. Immediately following the issuance of the shares, Fingerhut owned 19.9% of the Company's issued and outstanding Common stock. On December 10,

1998, the Company entered into a warrant agreement with Fingerhut, pursuant to which the Company granted Fingerhut the several warrants to purchase the Company's Common Stock. In May of 1999, the Company agreed to issue Fingerhut shares of its Series B convertible preferred stock in lieu of Common Stock upon the exercise of these warrants. All of the warrants were exercised prior to the completion of the initial public offering on October 1, 1999. On October 1, 1999, the Series B convertible preferred stock converted into Common Stock.

      On April 16, 2001, the Company and Fingerhut entered into a Stock Redemption Agreement ("Agreement") wherein the Company agreed to redeem 2,720,000 shares of the Company's Common Stock held by Fingerhut for a total purchase price of $1,088,000. The Company paid $250,000 at closing and signed an unsecured promissory note for $838,000, which bears interest at the rate of 9.5% per annum, and is payable in 18 monthly installments of $50,135.12 each.

      During 2000, we provided approximately $75,000 in lead-generation services to Fingerhut and Fingerhut provided approximately $39,000 in list broker services to the Company.

Certain Business Relationships

      William J. Lansing, a member of the Board from January 2000 to March 2000 and from November 2000 to the present, is the Chief Executive Officer of NBCi. During 2000, the Company entered into various promotional agreements with NBCi, under which approximately $424,000 of costs were incurred.

                            COMPENSATION AND BENEFITS

Executive Officer Compensation

      The following table sets forth the compensation paid to the Company's Chief Executive Officer and four most highly compensated executive officers for the years ended December 31, 1998, 1999 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                                 Long-Term
                                                                                                Compensation
                                                                                                -------------
                                                              Annual Compensation                Securities
                                                         -----------------------------           Underlying
Name and Principal Position                               Salary               Bonus              Options
------------------------------                           ---------           ----------        --------------
Timothy C. Choate(1)                       2000          $150,000             $37,500
    Chairman, President and                1999           107,293              35,417
    Chief Executive Officer                1998            26,825(2)                                16,000

William H. Fritsch                         2000           165,625              31,250              100,000
    Executive Vice President,              1999           105,208              30,208               25,000
    Marketing                              1998                                50,000

David H. Davis,                            2000           122,445               8,534               30,000
    Secretary and General Counsel

John A. Wade                               2000           100,000              25,000               20,000
    Vice President, Finance and            1999            97,500              25,000
    Chief Financial Officer                1998            37,500                                   80,000

Lisa C. Wolff                              2000            95,916              22,500               40,000
    Vice President,                        1999            76,917              24,167
    Business Development                   1998            65,167

----------
(1)   Mr. Choate became the Company's Chief Executive Officer in March 1998.
(2)   Includes $19,220 in deferred compensation paid in January 1999.

Option Grants in Last Fiscal Year

      The following table sets forth certain information regarding stock option grants to the Company's Chief Executive Officer and four most highly compensated executive officers during the year ended December 31, 2000. The potential realizable value is calculated based on the assumption that the Common Stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of its term. These numbers are calculated based on SEC requirements and do not reflect the Company's projection or estimate of future stock price growth. Potential realizable values are computed by:

      o multiplying the number of shares of Common Stock subject to a given option by the exercise price;

      o assuming that the aggregate stock value derived from that calculation compounds at the annual five percent (5%) or ten percent (10%) rate shown in the table for the entire ten-year term of the option; and

      o     subtracting from that result the aggregate option exercise price.

                              OPTION GRANTS IN 2000

                                              Individual Grants
                            -----------------------------------------------------
                                            % Of Total                                Potential Realizable Value
                             Number Of        Options                                   At Assumed Annual Rates
                             Securities     Granted To    Exercise                    Of Stock Price Appreciation
                             Underlying     Employees In  Price (Per                         For Option Term
                              Options       Fiscal Year    Share)      Expiration     ---------------------------
Name                          Granted           (1)          (2)          Date            5%             10%
------------------------    -------------   -----------   ---------     ---------     ----------     ------------
Timothy C. Choate                 --              --           --             --             --              --
William H. Fritsch           100,000(3)         12.8%       $6.00        6/19/10       $377,337        $956,245
David H. Davis                20,000(3)          2.6%        6.00        6/19/10         75,467         191,249
John A. Wade                  20,000(3)          2.6%        6.00        6/19/10         75,467         191,249
Lisa C. Wolff                 40,000(3)          5.1%        6.00        6/19/10        150,935         382,498

----------
(1)   During 2000, options to purchase 780,675 shares were issued to employees.
(2) The exercise price per share was equal to the fair market value of the Common Stock on the date of grant as determined by the Nasdaq national market.
(3) Represents options vesting according to the following schedule: 20% vesting at one year, 6.7% vesting quarterly for the following 11 quarters and 6.3% vesting at the end of four years.

Option Exercises and Fiscal Year-End Values

      The following table sets forth for the Company's Chief Executive Officer and four most highly compensated executive officers the number of shares acquired upon exercise of stock options during the year ended December 31, 2000 and the number of shares subject to exercisable and unexercisable stock options held at December 31, 2000.

                       Aggregated Option Exercises in 2000
                           and Year-End Option Values

                                                         Number of Securities
                                                        Underlying Unexercised        Value of Unexercised
                                                              Options at               In-The-Money Options
                           Shares                          December 31, 2000         at December 31, 2000(1)
                         Acquired on      Value       ---------------------------  ---------------------------
Name                      Exercise      Realized      Exercisable   Unexercisable  Exercisable   Unexercisable
----------------------  ------------  ------------   ------------   ------------  ------------   ------------
Timothy C. Choate                 --            --          2,000             --            --             --
William H. Fritsch                --            --         36,850        143,150            --             --
David H. Davis                    --            --             --         30,000            --             --
John A. Wade                      --            --         61,880         38,120            --             --
Lisa C. Wolff                 26,183      $196,247          6,233         40,000        $1,346             --

----------
(1) The value of unexercised in-the-money options at December 31, 2000 is based on $0.75 per share, the closing price of the Common Stock at such time, less the exercise price per share.

Executive Officers and Key Employees of the Company

      The following table sets forth certain information, as of May 1, 2001, regarding the executive officers and key employees of the Company:

Name                      Age   Position
----                      ---   ------
Timothy C. Choate         35    Chairman, Chief Executive Officer, President and
                                a Director
William H. Fritsch        49    Chief Operating Officer, Chief Marketing
                                Officer, and a Director
John A. Wade              38    Chief Financial Officer
David H. Davis            42    General Counsel and Secretary
Keith Miscione            44    Chief Technology Officer
Dave Sharp                48    Senior Vice President
Frank Yien                40    Senior Vice President and General Manager
Scott Rozic               27    Executive Vice President, Sales

      Timothy C. Choate has served as Chairman, President and Chief Executive Officer since March 1998. Prior to March 1998, Mr. Choate served as a Vice President of Micro Warehouse from July 1997 to March 1998. In 1994, Mr. Choate co-founded Online Interactive, Inc., the former parent company of the Company, and served as its Chairman, President and Chief Executive Officer until June 1997. Prior to 1994, Mr. Choate also served as President of Softdisk Publishing LLC, a software publishing company, and the Senior Marketing Manager of Prodigy, an Internet access and content provider. Mr. Choate currently serves as a director of Digital River, Inc., a provider of eCommerce outsourcing solutions, and Laplink, Inc., a software publishing company. Mr. Choate earned a Bachelor of Science in economics, with a concentration in marketing and entrepreneurial management, from the Wharton School of Business at the University of Pennsylvania.

      William H. Fritsch has served as a director since April 2001 and as Chief Operating Officer since May 2000. Prior to May 2000, Mr. Fritsch served as the Company's Executive Vice President, Marketing, from October 1998 to April 2000. In 1988, Mr. Fritsch co-founded CF2GS, a Seattle-based direct marketing agency, and served as its President until March 1998. Prior to 1988, Mr. Fritsch also served as the Vice President for Sharp Hartwig Advertising, the Director of Marketing Services at Walt Disney Productions, Marketing Coordinator for The Smithers Company and an auditor for Ernst & Ernst. In 1995, Mr. Fritsch was named "Agency Person of the Year" by Media Inc. and the American Marketing Association. Mr. Fritsch graduated cum laude from the University of Akron in Ohio with a Bachelor of Science degree in accounting.

      John A. Wade has served as Chief Financial Officer since May 1998. Prior to May 1998, Mr. Wade served as the Chief Financial Officer and Chief Operating Officer for Buzz Oates Enterprises, a real estate development company, from November 1992 to April 1998. Prior to November 1992, Mr. Wade also served as the Controller for A&A Properties, Inc., an asset management corporation, the Controller for Labels West, a manufacturing company, and as an auditor and taxation specialist at McGladrey and Pullen, an international accounting firm. Mr. Wade has a Bachelor of Science degree in business administration with a concentration in accounting from the San Diego State University School of Business.

      David H. Davis has served as General Counsel since January 2000. Prior to January 2000, Mr. Davis served as General Counsel for Ride, Inc. from August 1996 to December 1999 and Egghead.com from September 1994 to August 1996. Prior to September 1994, Mr. Davis worked as an attorney for the Seattle-based law firms of Stanislaw Ashbaugh and Lane Powell Spears Lubersky. Mr. Davis holds a Bachelor of Arts degree in history from Whitman College and a Juris Doctor degree from the University of Oregon School of Law.

      Keith Miscione has served as Aptimus' Chief Technology Officer since December 2000. Mr. Miscione served as the Vice President of Engineering at XmarkstheSpot, Inc. from June 2000 to November 2000. Prior to June 2000, Mr. Miscione served as Vice President of Engineering and Operations at Echo Online Networks from October 1999 to June 2000. Prior to October 1999, Mr. Miscione served as Vice President of e-Commerce Practice at Transaction Information Systems from June 1998 to October 1999. Mr. Miscione also served as Practice Director for MCI Systemhouse from April 1997 to June 1998, Chief Information Architect for Avon Products, Inc from March 1996 to April 1997, and Director of Technology for Prodigy from September 1994 to March 1996. He has also held senior managerial roles at such companies as, Visa International, Bank of America, and Morgan Guaranty Trust Company. Mr. Miscione holds a Bachelor of Science degree in Finance from St. Francis College in Brooklyn, New York. Mr. Miscione has completed graduate course work in management information systems and computer science at Yale University.

      Dave Sharp served as Senior Vice President from August 2000 to April 2001. Prior to August 2000, Mr. Sharp served as a senior partner of Bozell Worldwide from April 1997 to July 2000. Prior to April 1997, Mr. Sharp served as Senior Vice President/Director of Client Service at CF2GS from April 1994 to April 1997. Prior to April 1994, Mr. Sharp co-founded the Seattle-based advertising agency Sharp Hartwig and served as its President and Chief Executive Officer from October 1979 to April 1994. Mr. Sharp has a Bachelor of Science degree in marketing from Bradley University and a Master of Science degree from the University of Illinois.

      Frank Yien has served as Aptimus' Senior Vice President and General Manager since February 2001. He was originally hired at Aptimus as Vice President and General Manager, Networks, in December 2000. From March 1998 to November 2000, Mr. Yien served as Vice President and General Manager at XMarkstheSpot Inc. (also known as Verge Software Corporation). Yien was employed as Group Product Manager of International Server Products at Netscape Communications from May 1996 to January 1998. Prior to Netscape, Mr. Yien was Director of Support Services at Optum Software from May 1995 to May 1996. Yien also has held management and engineering positions at Sybase Inc., GO Corporation, Sun Microsystems, and Xerox Corporation. Mr. Yien holds a Bachelor of Arts degree in computer science and an MBA, both from the University of California at Berkeley.

      Scott Rozic has served as Executive Vice President, Sales and Marketing, since November 2000. Prior to November 2000, Mr. Rozic founded XmarkstheSpot and served as its Chief Executive Officer and President from April 1997 to November 2000. Mr. Rozic holds a Bachelor of Science degree in Finance and Entrepreneurship from the University of Colorado, where he was matriculated from 1991 to 1995.

      The executive officers serve at the discretion of the Board. None of the Company's directors or executive officers are parties to any arrangement or understanding with any other person pursuant to which said individual was elected as a director or officer of the Company. There are no family relationships among any of the directors and executive officers of the Company.

Report on Executive Compensation

      The Compensation Committee of the Board (the "Committee") is responsible for recommending to the Board compensation for the Company's executive officers, and for reviewing and approving compensation recommendations made by the Chief Executive Officer for the other officers and key employees. The Committee is also responsible for administering all of the Company's compensation programs.

      The Compensation Committee, which was composed of Messrs. Ballantine, Balousek and Loevner, did not meet during the fiscal year ended December 31, 2000. As a result, the Board performed the duties otherwise performed by the Compensation Committee during the fiscal year ended December 31, 2000.

      In determining the base salary for a particular executive within the salary range for his or her position, the Committee initially takes into account the salary necessary to encourage the executive to join the Company in lieu of pursuing other employment opportunities. In later years, the Committee considers the amount budgeted for salary increases and the executive's success in achieving the performance objectives established for such executive.

      In August 1997, the Company adopted a stock option program whereby Company executives and employees are granted on option to purchase a number of the Company's Common Stock within a predetermined range on the date of hire. In later years, the Committee considers individual and departmental performance objectives in granting additional options to individual employees. The option program is one element of a three-pronged compensation strategy developed by the Company to compensate its employees, including its senior executives. The remaining elements of this plan are base salary and a bonus based on the Company's financial performance. The Committee believes this compensation strategy closely aligns the interests of executives and other key employees to that of the Company and its shareholders, and also serves to attract and retain high quality employees.

      The compensation of the Chief Executive Officer is determined under the same policies and criteria as the compensation of the other executive officers, which criteria may include, but are not limited to, whether individual and departmental performance objectives have been met, the overall performance of the company, the performance of the industry, generally, and how the compensation package of a specific manager compares to compensation paid to similarly situated executives in the regional technology industry. Mr. Choate did not receive any salary increase or stock option grants in 2000.

      Under the Omnibus Budget Reconciliation Act of 1993, the federal income tax deduction for certain types of compensation paid to the chief executive officer and four other most highly compensated executive officers of publicly held companies is limited to $1 million per officer per fiscal year unless such compensation meets certain requirements. The Committee is aware of this limitation and believes no compensation paid by the Company during 2000 will exceed the $1 million limitation.

Respectfully submitted,                 The Board of Directors

May 8, 2001                             Timothy C. Choate
                                        John P. Ballantine
                                        John B. Balousek
                                        Kirk M. Loevner
                                        William J. Lansing
                                        William H. Fritsch

                                PERFORMANCE GRAPH

      The following chart presents a comparison of the cumulative total return to shareholders since the date of the Company's initial public offering (September 27, 1999) of the Company's Common Stock, the Nasdaq Composite Index, and the Inter@ctive Week Internet Index. The graph assumes an initial investment of $100 and reinvestment of all dividends, if any. The stock performance shown on the graph below is not necessarily indicative of future price performance.

                               [PERFORMANCE GRAPH]

                                      September 27, 1999        December 31, 1999      December 31, 2000
                                       -----------------        ----------------       ----------------
Aptimus, Inc. Common Stock ..........       $100.00                   $400.00                  $6.25

Nasdaq Composite Index ..............       $100.00                   $147.35                 $89.46

Inter@ctive Week Internet Index .....       $100.00                   $180.78                 $88.16

TheStreet.com Internet Index ........       $100.00                   $182.87                 $47.62

                                   PROPOSAL 2

                           APPROVAL OF 2001 STOCK PLAN

Introduction

      The Board adopted the 2001 Stock Plan (the "2001 Plan"), effective as of April 26, 2001, subject to shareholder approval at the Annual Meeting. The 2001 Plan provides for the grant of stock-based awards to employees and consultants, including advisors and directors, of the Company as determined by the Compensation Committee. Generally, the consideration to be received by the Company for awards under the 2001 Plan will be the participants' past, present or expected future contributions to the success of the Company.

      The Board believes that the continuation of stock-based compensation programs is a key element in achieving the Company's continued financial and operational success.

      The Board adopted the 2001 Plan due to the small number of shares remaining available for awards to officers and employees under the Company's 1997 Stock Option Plan, as amended (the "1997 Plan"). As of May 7, 2001 only 597,362 shares remained available under the 1997 Plan. Furthermore, the Company's existing stock-based plans do not allow the Company to make restricted stock grants. If the 2001 Plan is approved, the Company intends to continue granting options pursuant to the 1997 Plan, from time to time, to the extent shares remain available to grant.

      The 2001 Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), regarding the deductibility of executive compensation. The following summary of the 2001 Plan is qualified in its entirety by reference to the full text of the 2001 Plan, which is attached to hereto as Annex B.

Summary of the 2001 Plan

      Purpose. The purposes of this 2001 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to certain individuals providing services to the Company and its affiliates, and to promote the success of the Company's business and thereby enhance long-term shareholder value.

      Administration. The 2001 Plan will be administered by a Committee of the Board (the "Committee") comprised of at least the number of directors as is required to permit awards granted under the 2001 Plan to qualify under Rule 16b-3 under the Exchange Act ("Rule 16b-3"). The Committee will have full power and authority (i) to determine the fair market value of the Common Stock, in accordance with the provisions of the 2001 Plan; (ii) to select the consultants and employees to whom awards may from time to time be granted hereunder; (iii) to determine whether and to what extent awards are granted hereunder; (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder and the type of each such award; (v) to approve forms of agreement for use under the 2001 Plan; (vi) to construe and interpret the terms of the 2001 Plan and awards granted under the 2001 Plan; (vii) to determine vesting schedules and any other terms and conditions of awards, not inconsistent with the 2001 Plan; (viii) to determine whether and under what circumstances an award may be settled in consideration other than cash; and (ix) to make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 2001 Plan. The Committee will have full authority to interpret the 2001 Plan and establish rules and regulations for the administration of the 2001 Plan. All decisions, determinations and interpretations of the Committee will be final and binding on all participants.

      Eligibility and Number of Shares. Any employee or consultant (including an advisor or director) who provides services to the Company or its affiliates is eligible to receive an award under the 2001 Plan at the discretion of the Committee. As of May 8, 2001, approximately 57 individuals, consisting of employees and consultants, were eligible to participate in the 2001 Plan. The 2001 Plan provides for the issuance of up to 3.0 million shares of the Company's Common Stock (the "2001 Plan Shares") subject to adjustment in the event of a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. As of May 7, 2001, the market value of the 2001 Plan Shares was $1,050,000.

Conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Shares of the Company's Common Stock subject to awards under the 2001 Plan which are not used or are forfeited because the terms and conditions of the awards are not met, or because the award terminates without delivery of any shares, may again be used for awards under the 2001 Plan. Shares of the Company's Common Stock used by a participant as full or partial payment to the Company of the purchase price relating to an award or in connection with the satisfaction of tax obligations relating to an award will also again be available for awards under the 2001 Plan.

      All of the 2001 Plan Shares will be available for issuance pursuant to awards of incentive stock options. The number and types of awards that will be granted under the 2001 Plan are not determinable as the Committee will make such determinations in its sole discretion.

      Types Of Awards and Certain Terms and Conditions. The types of awards that may be granted under the 2001 Plan are restricted stock and stock options. Awards granted under the 2001 Plan are evidenced by written agreements containing the terms and conditions of the awards. Awards may be transferred only by will, by applicable laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order. During the lifetime of a participant, an award may be exercised only by the participant to whom such award is granted. However, the Committee may permit a participant to transfer certain stock options that may be exercised by someone other than the participant.

      Restricted Stock. The Committee may grant shares of restricted stock subject to such restrictions and terms and conditions as the Committee may impose. At the time of a grant of restricted stock, the participant shall enter into an award agreement with the Company agreeing to the terms and conditions of the restricted stock award and such other matters as the Company shall in its sole discretion determine. Shares of restricted stock granted under the 2001 Plan will be evidenced by stock certificates, which will be held by the Company. Restricted stockholders will have all the rights of a shareholder, including but not limited to, the right to receive all cash dividends paid on such restricted stock and the right to vote such restricted stock. The Committee has the right to waive any vesting requirements or to accelerate the vesting of restricted stock.

      Stock Options. Incentive stock options meeting the requirements of Section 422 of the Code and non-qualified stock options may be granted under the 2001 Plan. The Committee will determine the exercise price of any option granted under the 2001 Plan, but in no event will the exercise price be less than 85% of the fair market value of the Company's Common Stock on the date of grant. Stock options may be exercised in whole or in part by payment in full of the exercise price in cash or such other form of consideration as the Committee may specify, including delivery of shares of Common Stock having a fair market value on the date of exercise equal to the exercise price. Stock options will be exercisable at such times as the Committee determines.

      Duration, Termination and Amendment. The 2001 Plan (but not awards outstanding under the 2001 Plan) will terminate April 25, 2011 if the 2001 Plan is approved by the shareholders of the Company, and no awards may be granted after that date. The 2001 Plan permits the Board to amend or terminate the 2001 Plan at any time, except that no amendment, alteration, suspension or discontinuation can be made that would impair the rights of any participant under any award previously granted, unless the participant and the Company agree, in writing, otherwise. Additionally prior shareholder approval will be required for any amendment to the 2001 Plan to the extent necessary to comply with Rule 16b-3, with Section 422 of the Code, or any other applicable law or regulation, including the requirements of any Stock Exchange.

Federal Tax Consequences

      The Company has been advised by its counsel that awards made under the 2001 Plan generally will result in the following tax consequences for United States citizens under current United States federal income tax laws.

      Incentive Stock Options. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the 2001 Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and the

Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

      Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a "disqualifying disposition"), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequences of such disqualifying disposition will be as described above.

      The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes an incentive stock option will be treated as if it were a non-qualified stock option, the tax consequences of which are discussed below.

      Non-qualified Stock Options. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a stock option is granted under the 2001 Plan. Generally, at the time of exercise of a stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price. Upon disposition of the share, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss.

      Restricted Stock. Unless a recipient files an election to be taxed under
Section 83(b) of the Code, generally (i) the recipient will not realize income upon the grant of restricted stock, (ii) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions have been removed or expire and (iii) the amount of such ordinary income and deduction will be the excess of (x) the fair market value of the restricted stock on the date the restrictions are removed or expire and (y) the amount, if any, paid by the participant for the restricted stock. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions. When the recipient subsequently disposes of the shares, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realized ordinary income will be treated as a capital gain or loss.

      Exercise of Awards. Special rules may apply in the case of participants subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six (6) months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

      Withholding. The 2001 Plan permits the Company to require a recipient receiving shares of Common Stock under the 2001 Plan to pay the Company in cash an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a recipient to cover withholding obligations through a reduction in the number of shares delivered to such recipient or by delivery to the Company of shares already owned by the recipient.

      The Board unanimously recommends a vote "FOR" the approval of the 2001 Stock Plan.

The Company's Independent Auditors

      PriceWaterhouseCoopers LLP served as the Company's independent auditors for the fiscal year ended December 31, 2000. The appointment of the independent auditors is made annually by the Board, and the Board has selected PriceWaterhouseCoopers LLP to serve as its independent auditors for the Company for the current fiscal year.

      Representatives of PriceWaterhouseCoopers LLP are not anticipated to be present at the Annual Meeting. Written questions may be directed to PriceWaterhouseCoopers LLP at 999 Third Avenue, Suite 1800, Seattle, Washington 98104.

                                 OTHER BUSINESS

      The Board does not intend to bring any other business before the meeting and, so far as is known to the Board, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting of Shareholders. If any other business is properly presented at the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

      IT IS IMPORTANT THAT PROXIES ARE RETURNED PROMPTLY AND THAT YOUR SHARES ARE REPRESENTED. SHAREHOLDERS ARE URGED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                                 By Order of the Board of Directors


                                 /s/ Timothy C. Choate

                                 Timothy C. Choate
                                 Chairman, President and Chief Executive Officer

May 8, 2001
Seattle, Washington

                                                                         ANNEX A

                                  APTIMUS, INC.
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                 January 1, 2000

I. Audit Committee Purpose

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

      o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

      o Monitor the independence and performance of the Company's independent auditors and internal auditing department; and

      o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

      Audit Committee members shall meet the requirements of the Nasdaq National Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

      Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

      The Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, if any, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

Review Procedures

      Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three (3) years in accordance with SEC regulations.

      Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

      In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

      Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

      The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

      Approve the fees and other significant compensation to be paid to the independent auditors. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

      Review the independent auditors' audit plan -- discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

      Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

      Consider the independent auditors' judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Internal Audit Department and Legal Compliance

      Review the budget, plan, changes in plan, activities, organization structure, and qualifications of the internal audit department, as needed.

      Review the appointment, performance, and replacement of the senior internal audit executive.

      Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

      On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

      Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

      Perform any other activities consistent with this Charter, the Company's bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

      Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

      Establish, review, and update periodically a Code of Conduct and ensure that Management has established a system to enforce this Code.

      Periodically perform self-assessment of Audit Committee performance.

      Review financial and accounting personnel succession planning within the Company.

      Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

                                                                         ANNEX B

                                  APTIMUS, INC.

                                 2001 STOCK PLAN

                               SECTION 1. PURPOSE

      The purposes of this 2001 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to certain individuals providing services to the Company and its Affiliates, and to promote the success of the Company's business and thereby enhance long-term shareholder value. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of the Code, and the regulations promulgated thereunder. Awards of Restricted Stock may also be made under this Plan.

                             SECTION 2. DEFINITIONS

As used herein, the following definitions shall apply:

      "Administrator" means the Committee or, if there is no Committee, the Board. If a Committee has been designated but its authority has been limited by the Board, any responsibilities of the Administrator not assigned to the Committee shall be retained by the Board.

      "Affiliate" means (a) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (b) any entity in which the Company has a significant equity interest, in each case as determined by the Committee, and may include a Parent or Subsidiary.

      "Applicable Laws" means the legal requirements relating to stock options, if any, pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the rules of any applicable Stock Exchange.

      "Award" means the grant of Restricted Stock or an Option to an Employee or Consultant.

      "Award Agreement" means a written agreement between the Company and a Participant relating to an Award under the Plan.

      "Board" means the Board of Directors of the Company.

      "Cause" means willful misconduct with respect to, or that is harmful to, the Company or any of its Affiliates including, without limitation, dishonesty, fraud, unauthorized use or disclosure of confidential information or trade secrets or other misconduct (including, without limitation, conviction for a felony), in each case as reasonably determined by the Administrator.

      "Change in Control" shall mean any of the following:

      (a) the acquisition of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities by any person or group of persons, except a Permitted Shareholder (as defined herein), acting in concert. A "Permitted Shareholder" means a holder, as of the date of adoption of this Plan, of voting capital stock of the Company;

      (b) a consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's outstanding capital stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which the Company's shareholders immediately prior to the consolidation or merger have the same proportionate ownership of voting capital stock of the surviving corporation immediately after the consolidation or merger;

      (c) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

      (d) in the event that the shares of voting capital stock of the Company are traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities, and for this purpose the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Exchange Act or related rules promulgated by the Securities and Exchange Commission; or the commencement of or public announcement of an intention to make a tender offer or exchange offer for securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

      "Committee" means a committee of directors designated by the Board to administer the Plan. At any time that either Rule 16b-3 or Code Section 162(m) applies to the Company, the Committee shall be comprised of not less than such number of directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and, if applicable, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code.

      "Common Stock" means the common stock of the Company.

      "Company" means Aptimus, Inc., a Washington corporation.

      "Consultant" means any person, including an advisor or director, who is engaged by the Company or any Affiliate, Parent or Subsidiary to render services and who is not an Employee.

      "Continuous Status as an Employee or Consultant" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (a) sick leave, military leave or any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (b) transfers between locations of the Company or between the Company, its Affiliates or their respective successors; or (c) a change in status from an Employee to a Consultant or from a Consultant to an Employee.

      "Disability" means permanent and total disability as defined in Code section 22(e)(3).

      "Employee" means any person, including officers and directors (who meet the requirements of this Section), employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director's fee by the Company to a director shall not alone be sufficient to constitute "employment" of such director by the Company.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" means, as of any date, the fair market value of Common Stock determined as follows:

      (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange, or, if there is more than one such system or exchange, the system or exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

      (b) If the Common Stock is quoted on the Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

      (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

      "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

      "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement, or an Incentive Stock Option that does not so qualify.

      "Option" means a stock option granted pursuant to the Plan.

      "Optioned Stock" means the Common Stock subject to an Option.

      "Optionee" means an Employee or Consultant who receives an Option.

      "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

      "Participant" means an Employee or Consultant granted an Award under the Plan.

      "Plan" means this 2001 Stock Plan.

      "Reporting Person" means an officer, director, or greater than ten percent (10%) shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

      "Restricted Stock" means Common Stock awarded to or purchased by a Participant under this Plan that is subject to applicable restrictions as described herein or in the applicable Award Agreement.

      "Restricted Stock Award" means the grant of Restricted Stock pursuant to the Plan.

      "Restricted Stock Holder" means a Participant who receives Restricted Stock pursuant to the Plan.

      "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Share" means a share of the Common Stock, as may be adjusted as permitted under the Plan.

      "Stock Exchange" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

      "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

                      SECTION 3. STOCK SUBJECT TO THE PLAN

      Subject to the provisions for adjustment under the terms of this Plan, the maximum aggregate number of shares that may be made subject to Awards under the Plan is three million (3,000,000) shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock. If an Award should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any shares of Common Stock that are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such exercise shall be treated for purposes of this limitation as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed three million (3,000,000), subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

                      SECTION 4. ADMINISTRATION OF THE PLAN

      4.1 Powers of the Administrator. Subject to the provisions of the Plan and to any required approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

      (a) to determine the Fair Market Value of the Common Stock, in accordance with the provisions of the Plan;

      (b) to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

      (c) to determine whether and to what extent Awards are granted hereunder;

      (d) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder and the type of each such Award;

      (e)   to approve forms of agreement for use under the Plan;

      (f) to construe and interpret the terms of the Plan and Awards granted under the Plan;

      (g) to determine vesting schedules and any other terms and conditions of Awards, not inconsistent with this Plan;

      (h) to determine whether and under what circumstances an Award may be settled in Common Stock or other consideration instead of cash; and

      (i) to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan.

      4.2 Delegation of Authority to Officers. The Administrator may delegate limited authority to specified officers of the Company to grant Awards under the Plan, subject to limitations as set forth in the document granting such authority.

      4.3 Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

                        SECTION 5. ELIGIBILITY FOR AWARDS

      5.1 Recipients of Grants. Restricted Stock and Nonqualified Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Award may, if he or she is otherwise eligible, be granted additional Awards.

      5.2 Grants of Awards. No Award may be Granted more than ten years after the earlier of (i) the date of adoption of the Plan by the Board or (ii) the date that the Plan is approved by the Company's shareholders.

      5.3 Type of Award. Each Award Agreement shall indicate the type of Award granted (i.e. Incentive Stock Option, Nonqualified Stock Option, or Restricted Stock). If an Option is granted but the type of Option is not so designated, the Award will be a Nonqualified Stock Option. Notwithstanding any such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds the limit set forth in Code section 422(d) (currently $100,000), such excess Options shall be treated as Nonqualified Stock Options. For purposes of this requirement, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

                          SECTION 6. AWARDS OF OPTIONS

      6.1 Term of Option. The term of each Option shall be the term stated in the Award Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

      6.2 Option Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and may be greater than or less than Fair Market Value at the time of grant, except that (a) the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant; (b) in the case of an Incentive Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; and (c) furthermore, in the case of an Incentive Stock Option that is granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

      6.3 Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (a) cash or check, (b) cancellation of indebtedness of the Company to Optionee, (c) promissory note (subject to approval by the Company, and provided that such note is for a term of not greater than five years and provides for a reasonable rate of interest), (d) surrender of other Shares that (i) have been owned by Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of Shares to be purchased by Optionee as to which such Option shall be exercised,
(e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the aggregate exercise price and any applicable income or employment taxes, (f) any combination of the foregoing methods of payment, or (g) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

      6.4 Vesting of Options.

      (a) Vesting Schedule. Except as authorized by the Administrator as permitted under the terms of this Plan, no Option will be exercisable until it has vested. The Administrator will specify the vesting schedule for each Option at the time of grant of the Option, provided that if no vesting schedule is specified at the time of grant, the Option shall vest in full over the course of four (4) years from date of grant as follows:

            (i) twenty-five percent (25%) of the total number of Shares granted under the Option shall vest after one (1) year of Continuous Status as an Employee or Consultant; and

            (ii) the remaining seventy-five percent (75%) of the Shares granted under the Option shall vest pro rata quarterly on the last day of the quarter over the following twelve (12) quarters of Continuous Status as an Employee or Consultant.

      The Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives with respect to the Company, an Affiliate, Parent or Subsidiary, and/or Optionee, and as shall be permissible under the terms of the Plan.

      (b) Acceleration of Vesting. The vesting of one or more outstanding Options may be accelerated by the Administrator at such times and in such amounts as it determines in its sole discretion. The vesting of Options may also be accelerated in connection with certain corporate transactions, as described below.

      6.5 Procedure for Exercise; Rights as a Shareholder. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised; provided, however that the following terms and conditions shall apply to the exercise of the Option.

      (a) Any Award exercised before the company obtains shareholder approval of the Plan shall be rescinded if such shareholder approval is not obtained within 12 months before or after the Plan is adopted by the Board.

      (b)   An Option may not be exercised for a fraction of a Share.

      (c) Full payment may, as authorized by the Administrator, consist of any consideration and method of payment as described above.

      (e) Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.

      (f) The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.

      (g) Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      6.6 Exercise After Termination of Employment or Consulting Relationship.

      (a) Termination of Employment or Consulting Relationship. Except as otherwise provided herein or in the applicable Award Agreement, in the event of termination of a Participant's Continuous Status as an Employee or Consultant, such Participant may exercise his or her Option to the extent that Participant was entitled to exercise it at the date of such termination, but only within ninety (90) calendar days after the date of such termination (or such other longer period of time as is determined by the Administrator, provided that no Option which is exercised after such 90-day period will be treated as an Incentive Stock Option). In no event may an Option be exercised later than the expiration date of the term of such Option as set forth in the Award Agreement. To the extent that Participant was not entitled to exercise the Option at the date of such termination, or if Participant does not exercise such Option to the extent so entitled within the time specified, the Option shall terminate. In the event of a change in status from an Employee to a Consultant, or a transfer of employment to an Affiliate that is not a Parent or a Subsidiary (neither of which constitutes a termination of Continuous Status as an Employee or Consultant), any Incentive Stock Option not exercised within 90 days of such change will thereafter be treated as a Nonqualified Stock Option.

      (b) Disability of Participant. Notwithstanding the provisions set forth above, in the event of termination of a Participant's Continuous Status as an Employee or Consultant as a result of his or her Disability, Participant may, but only within three hundred sixty
            (360) calendar days (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise the Option to the extent he or she is otherwise entitled to exercise it at the date of such termination. To the extent that Participant was not entitled to exercise the Option at the date of termination, or if Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

      (c) Death of Participant. In the event of the death of a Participant during the period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of Participant's Continuous Status as an Employee or Consultant, the Option may be exercised at any time within three hundred sixty (360) days (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), by Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Participant was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant. To the extent that Participant was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Participant or the Participant's estate (or, as applicable, heirs, personal representative, executor or administrator) does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

      (d) Termination for Cause. Notwithstanding the above, and unless otherwise set forth in the Award Agreement, if Participant's Continuous Status as an Employee or Consultant is terminated for Cause, the Option shall automatically terminate upon first notification to Participant of such termination, unless the Plan Administrator determines otherwise. If Participant's employment or services are suspended pending an investigation of whether Participant shall be terminated for Cause, all of Participant's rights under any Option likewise shall be suspended during the period of investigation.

      6.7 Rule 16b-3. Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

      6.8 Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to Optionee at the time that such offer is made.

      6.9 Early Issuance and Repurchase Rights. The Administrator shall have the discretion to authorize the issuance of unvested Shares pursuant to the exercise of an Option. In the event of termination of the Optionee's employment or services, all Shares issued upon exercise of an Option which are unvested at the time of cessation of employment or services shall be non-transferable and subject to repurchase at the exercise price paid for such Shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Administrator and set forth in the agreement evidencing such right. All of the Company's outstanding repurchase rights under this Section are assignable by the Company at any time and shall remain in full force and effect in the event of a Change in Control; provided that if the vesting of Options is accelerated as permitted under the Plan, the repurchase rights under this Section shall terminate and all Shares subject to such terminated rights shall immediately vest in full. The Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of employment or services, to cancel the Company's outstanding repurchase rights with respect to one or more Shares purchased or purchasable by the Optionee under an Option and thereby accelerate the vesting of such Shares in whole or in part at any time.

                       SECTION 7. RESTRICTED STOCK AWARDS

      7.1 Grant of Restricted Stock Awards. Each Restricted Stock Award (i) shall be for a number of Shares determined by the Administrator, and (ii) shall require the Restricted Stock Holder to maintain Continuous Status as an Employee or Consultant for a restricted period determined by the Administrator in order for the restrictions related to such Shares to lapse. The restricted period need not be the same for all Shares subject to the Restricted Stock Award. For vesting purposes, credit for service as an Employee or Consultant prior to the actual grant of the Restricted Stock Award may be given as part of the Restricted Stock Award.

      7.2 Restrictions on Transfer. With respect to Shares issued under a Restricted Stock Award, none of such Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's repurchase option in accordance with the provisions of this Plan and any related agreement, other than by will or the laws of descent and distribution.

      7.3 Consideration for Restricted Stock Awards. Restricted Stock may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes (subject to approval by the Plan Administrator), past services and future services.

      7.4 Rights of a Restricted Stock Holder.. Except for the above restrictions on transfer, and subject to provisions under the Plan relating to adjustments to Awards, conditions on issuance of shares, and termination of the Participant's relationship with the Company, a Restricted Stock Holder shall have all the rights of a shareholder, including but not limited to the right to receive all cash dividends paid on such Restricted Stock and the right to vote such Restricted Stock. Dividends paid in securities or other property or stock received in connection with a stock split or other distribution with respect to the Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

      7.5 Vesting of Restricted Stock. The restrictions imposed herein shall lapse, and the Participant's rights in the Restricted Stock shall vest, in accordance with the schedule provided in the Award Agreement. If not so specified in such Award Agreement, the restrictions shall lapse according to the following schedule: restrictions on 25% of the Shares shall lapse after one year of Continuous Service as an Employee or Consultant; the remaining 75% of Shares shall vest pro rata quarterly on the last day of each calendar quarter over the subsequent 12 quarters of Continuous Service as an Employee or Consultant. Upon the vesting of the Restricted Stock awarded under the Plan, the Restricted Stock Holder shall be entitled to receive a certificate representing the number of shares of Restricted Stock as to which restrictions no longer apply, with the remaining shares of Restricted Stock subject to the foregoing restrictions. The Restricted Stock Holder shall execute a new stock power with respect to any remaining Shares which are restricted.

      7.6 Termination of Employment or Consulting Relationship. Except as otherwise provided in the applicable Award Agreement, if a Restricted Stock Holder ceases to maintain his or her Continuous Status as an Employee or Consultant for any reason other than death or Disability, such Participant's Restricted Stock which at the time of such termination is still subject to the restrictions imposed by this Section shall be forfeited and returned to the Company, the Company shall repay (without interest) any amounts paid by the Participant toward the purchase of the Restricted Stock (if it was sold to the Participant), and the Participant shall have no further claim to or interest in such Restricted Stock. If a Restricted Stock Holder ceases to maintain his or her Continuous Status as an Employee or Consultant by reason of death or Disability, such Participant's Restricted Stock which, at the time of such termination is subject to the restrictions imposed by this Section, shall be forfeited.

      7.8 Issuance of Restricted Stock. The Administrator shall request of the Company that each certificate in respect of Restricted Stock awarded under the Plan be registered in the name of the Restricted Stock Holder. The Restricted Stock Holder shall provide a stock power endorsed in blank to the Company and any certificate representing the Restricted Stock shall bear the following (or a similar) legend:

            "THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE 2001 STOCK PLAN OF APTIMUS, INC. COPIES OF SUCH PLAN ARE ON FILE IN THE OFFICES OF APTIMUS, INC."

      7.8 Adjustments to Restricted Stock Awards. The Administrator may, in anticipation of a Change in Control, make such adjustments in the terms and conditions of outstanding Restricted Stock as the Administrator in its sole discretion determines are equitably warranted under the circumstances, including declaring that any Restricted Stock Award not vested shall become fully vested. The Administrator in its discretion shall have the right to accelerate the time at which the Restricted Stock shall become vested and may do so as to one or more Restricted Stock Holders.

      7.9 Agreement. At the time of a Restricted Stock Award, the Participant shall enter into an Award Agreement with the Company agreeing to the terms and conditions of the Restricted Stock Award and such other matters as the Company shall in its sole discretion determine.

      7.10 Return of Unvested Restricted Stock. Any Shares of Restricted Stock as to which rights have not vested in accordance with this Plan and as to which a Restricted Stock Holder no longer has any rights under this Plan shall be returned to the Company which thereafter shall have all rights of ownership and which may use such shares for further Awards under this Plan.

             SECTION 8. SATISFACTION OF WITHHOLDING TAX OBLIGATIONS

      8.1 Withholding Tax. At the discretion of the Administrator, Participants may satisfy withholding obligations as provided in this paragraph. When a Participant incurs tax liability in connection with an Award, which tax liability is subject to tax withholding under applicable tax laws (including, without limitation, income and payroll withholding taxes), and Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, Participant may satisfy the tax withholding obligation by one or some combination of the following methods: (a) by cash payment, (b) out of Participant's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) have been owned by Participant for more than six (6) months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and
(ii) have a fair market value on the date of surrender equal to (or less than, if other consideration is paid to the Company to satisfy the withholding obligation) Participant's marginal tax rate times the ordinary income recognized, plus an amount equal to the Participant's share of any applicable payroll withholding taxes, or (d) if permitted by the Administrator, in its discretion, by electing to have the Company withhold from the Shares to be issued upon exercise of the Award, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

      8.2 Reporting Persons. Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Award must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      8.3 Form of Election. All elections by a Participant to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following additional restrictions:

      (a)   the election must be made on or prior to the applicable Tax Date;

      (b) once made, the election shall be irrevocable as to the particular Shares of the Award as to which the election is made;

      (c) if Participant is a Reporting Person, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions; and

      (d) all elections shall be subject to the consent or disapproval of the Administrator.

      8.4 Deferral of Tax Date. In the event the election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Participant shall receive the full number of Shares with respect to which the Award is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

                             SECTION 9. ADJUSTMENTS

      9.1 Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common

Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

      9.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify Participants at least thirty (30) days prior to the effective date of such proposed action. To the extent not previously exercised, Awards will terminate immediately prior to the consummation of such proposed action.

      9.3. Change in Control Transactions. Except as otherwise provided herein or in the Award Agreement, in the event of any Change in Control each Option and each Share of Restricted Stock that is then outstanding shall, immediately prior to the specified effective date for the Change in Control, become 100% vested. Notwithstanding the foregoing, such vesting shall not so accelerate if and to the extent that such Award is, in connection with the Change in Control, either continued in effect, assumed by the successor corporation (or parent thereof) or replaced with a comparable award relating to shares of the capital stock of the successor corporation (or its parent corporation). If the Administrator determines that such an assumption or replacement will be made, the Administrator shall give the Participants notice of such determination, and of the provisions of such assumption or replacement, and any adjustments made (x) to the number and kind of shares subject to the outstanding Awards (or to the options in substitution therefore), (y) to the exercise prices, and/or (z) to the terms and conditions of the stock options. Any such determination shall be made in the sole discretion of the Administrator and shall be final, conclusive and binding on all Participants. To the extent Awards are not continued or assumed by the successor corporation or an affiliate thereof, all unexercised Awards shall terminate and cease to remain outstanding immediately following the consummation of the Change in Control.

      9.5 Certain Distributions. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

                               SECTION 10. GENERAL

      10.1 Transferability Of Options. Except as otherwise provided in the applicable Award Agreement, Options granted under this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution or (except in the case of an Incentive Stock Option) pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment or similar process, and may be exercised or purchased during the lifetime of Optionee only by Optionee. Notwithstanding the foregoing, any Award Agreement may provide (or be amended to provide) that a Nonqualified Stock Option to which it relates is transferable without payment of consideration to immediate family members of the Optionee or to trusts or partnerships established exclusively for the benefit of the Optionee and the Optionee's immediate family members. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

      10.2 Date of Grant. The date of grant of an Award shall, for all purposes, be the date on which the Administrator (or an officer to whom authority to grant options has been delegated by the Administrator) makes the determination granting such Award, or such later date as is determined by the Administrator or officer. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

      10.3 Conditions Upon Issuance Of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

      10.4 Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Participant under any Award previously granted, unless mutually agreed otherwise, which agreement must be in writing and signed by Participant and the Company. In addition, to the extent necessary to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

      10.5 Rights of First Refusal. Until the date on which the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act first becomes effective, the Company shall have the right of first refusal with respect to any proposed sale or other disposition by a Participant of any Shares issued pursuant to an Award granted under the Plan. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

      10.6 Reservation Of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      10.7 Information To Optionees. As soon as administratively feasible after making any Award under the Plan, the Company shall provide to the Participant a copy of the Plan and a copy of any relevant agreement(s).

      10.8 Financial Statements. The Company shall provide, subject to the terms of this Section, annual financial statements of the Company to each Optionee holding an outstanding Award under the Plan. Such financial statements may be unaudited financial statements. The Company shall be deemed to have satisfied the obligation herein set forth by filing its annual report on form 10-K in conformance with the applicable provisions of the Exchange Act, applicable Stock Exchange listing criteria, if any, and such other federal, state and local laws as may apply. Notwithstanding the foregoing, if the Committee determines that an Optionee is a key employee whose duties at the Company assure them access to information equivalent to the information contained in the Company's financial statements, the Company is not obligated to provide such Optionee with annual financial statements.

      10.9 Employment Relationship. The Plan shall not confer upon any Participant any right with respect to continuation of Participant's employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant's right or the Company's right to terminate the Participant's employment or consulting relationship at any time, with or without cause.

      10.10 No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

      10.11 No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

      10.12 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

      10.13 No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

      10.14 Term Of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated as permitted herein.

      10.15 Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange upon which the Common Stock is listed and in accordance with the Company's bylaws. All Options issued under the Plan shall become void in the event such approval is not obtained in a timely manner.

This Plan was adopted by the Board on ____________________________.

This Plan was approved by the shareholders of the Company on __________________.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please mark your votes as indicated in this example |X|

1.    Election of Directors:

        FOR all nominees               WITHHOLD
        listed at right                AUTHORITY
       (except as marked       to vote for all nominees
        to the contrary)            listed at right

             |_|                          |_|

Nominees: Timothy C. Choate, John P. Ballantine, John B. Balousek, William J. Lansing, William H. Fritsch

(Instruction: To withhold authority to vote for any nominee, write that nominee's name on the line below.)

________________________________________________________________________________

2.    Approval of 2001 Stock Plan

       FOR     AGAINST     ABSTAIN

       |_|       |_|         |_|

3. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated May 8, 2001.

__________________________________________________
(Date)

__________________________________________________
(Signature)

__________________________________________________
(Signature, if jointly held)

__________________________________________________
(Printed name(s))

__________________________________________________
(Representative capacity, if applicable)

Please sign exactly as the name(s) appears on the stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.

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                            ^ FOLD AND DETACH HERE ^

                                  APTIMUS, INC.
                   95 South Jackson Street, Suite 300 Seattle,
                                Washington 98104

                         ANNUAL MEETING OF SHAREHOLDERS

                                      PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      The undersigned hereby appoints Timothy C. Choate and David H. Davis as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Aptimus, Inc. held of record by the undersigned at the close of business on April 13, 2001 at the Annual Meeting of Shareholders to be held on Tuesday, June 12, 2001, or any adjournment or postponement thereof.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^